                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K12G3

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 1, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         NEWNAN COWETA BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           GEORGIA                   ----------------            58-2528123
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           NUMBER)            IDENTIFICATION NO.)

       145 MILLARD FARMER INDUSTRIAL BOULEVARD
                       NEWNAN, GEORGIA                              30263
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 683-6222

                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

         Newnan Coweta Bancshares, Inc., a Georgia corporation (the "Registrant"), was organized to enable its predecessor and sole subsidiary, Newnan Coweta Bank, a Georgia state- chartered bank (the "Bank"), to adopt a holding company organizational structure in accordance with the Financial Institutions Code of Georgia and the Georgia Business Corporation Code.

         The holding company organizational structure was effected pursuant to a Reorganization Agreement (the "Reorganization Agreement") by and among the Registrant, the Bank and Newnan Interim Corporation, a Georgia corporation that was a wholly-owned subsidiary of the Registrant ("Interim") and a Merger Agreement (the "Merger Agreement") by and between the Bank and Interim (the Reorganization Agreement and the Merger Agreement are collectively referred to as the "Agreements"). The Agreements provided for the merger of Interim into the Bank, with the Bank continuing as the surviving entity as a wholly-owned subsidiary of the Registrant (the "Merger"). The Merger was consummated on October 1, 2001.

         By virtue of the Merger, all of the Bank's outstanding capital stock was converted, on a share for share basis, into capital stock of the Registrant. As a result, each stockholder of the Bank became the owner of an identical number of shares of capital stock of the Registrant. Additionally, each outstanding option and warrant to purchase shares of the Bank's common stock was automatically converted into an option or warrant to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

         The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of the Bank are deemed to represent the same number of shares of capital stock of the Registrant.

         In the Merger, each stockholder received securities of the same class, evidencing the same proportional interests in the Registrant and having substantially the same designations, rights, powers, preferences, qualifications, limitations and restrictions, as those that the stockholder held in the Bank. Pursuant to the Georgia Business Corporation Code, the provisions of the articles of incorporation and bylaws of the Registrant are substantially identical to those of the Bank prior to the Merger. The designations, rights, powers and preferences of the capital stock of the Registrant and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Bank's capital stock immediately prior to the Merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of the Bank immediately prior to the Merger.

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         Upon consummation of the Merger, the Registrant's common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a) the Registrant is the successor issuer to the Bank.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      None.

(b)      None.

(c)      Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Description
-------------------
2.1                      Reorganization Agreement dated April 12, 2001 by and
                         among the Registrant, Newnan Coweta Bank and Newnan Interim
                         Corporation.

2.2                      Merger Agreement dated April 12, 2001 by and among
                         Newnan Coweta Bank and Newnan Interim Corporation.

3.1                      Articles of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Georgia on April
                         10, 2001.

3.2                      Bylaws of the Registrant, adopted as of April 12, 2001.

23                       Consent of Mauldin & Jenkins, LLC.

99.1                     Form 10-SB filed with the Board of Governors of the Federal
                         Reserve System on April 30, 2001 registering the common stock of Newnan Coweta Bank.

99.2 Form 10-QSB for the period ended June 30, 2001 filed by Newnan Coweta Bank with the Board of Governors of the Federal Reserve System on August 14, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: October 1, 2001



                                       NEWNAN COWETA BANCSHARES, INC.



                                       By: /s/ James B. Kimsey
                                          --------------------------------------
                                          James B. Kimsey, President and CEO

                                  EXHIBIT INDEX

Exhibit No.    Document
-----------    --------
2.1            Reorganization Agreement dated April 12, 2001 by and
               among the Registrant, Newnan Coweta Bank and Newnan Interim
               Corporation.

2.2            Merger Agreement dated April 12, 2001 by and among
               Newnan Coweta Bank and Newnan Interim Corporation.

3.1 Articles of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Georgia on April
               10, 2001.

3.2            Bylaws of the Registrant, adopted as of April 12, 2001.

23             Consent of Mauldin & Jenkins, LLC.

99.1           Form 10-SB filed with the Board of Governors of the Federal
               Reserve System on April 30, 2001 registering the common stock of Newnan Coweta Bank.

99.2 Form 10-QSB for the period ended June 30, 2001 filed by Newnan Coweta Bank with the Board of Governors of the Federal Reserve System on August 14, 2001.